EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 11, 2000 relating to the consolidated financial statements of Cabot Oil & Gas Corporation (the "Company"), which appears in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.

                                               PricewaterhouseCoopers LLP



Houston, Texas
May 23, 2000